Exhibit 10.04

FIRST AMENDMENT
FIRST AMENDMENT (this “Amendment”), dated as of March 4, 2013, to the Credit Agreement, dated as of November 22, 2011 (the “Credit Agreement”), among EBAY INC., a Delaware corporation (the “Borrower”), the Designated Borrowers from time to time parties thereto, each lender from time to time parties thereto (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the respective meanings assigned to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner provided for herein; and
WHEREAS, the Required Lenders are willing to grant the requested amendments on the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1    Amendments.
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:
“Swingline Commitment” means, as to any Swingline Lender, the obligation of such Swingline Lender to make Swingline Loans in an aggregate principal amount not to exceed (a) with respect to JPMorgan Chase Bank, N.A., $200,000,000, (b) with respect to Deutsche Bank AG New York Branch, $100,000,000 and (c) with respect to Citibank N.A., $100,000,000.
(b)    Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Committed Loan Notice” and “Swingline Lender” contained therein and replacing them with the following:
“Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or, with respect to a Swingline Loan, in such other form as the Administrative Agent shall approve.
“Swingline Lender” means JPMorgan Chase Bank, N.A., Citibank N.A. and Deutsche Bank AG New York Branch, each in its capacity as a lender of Swingline Loans hereunder. Each reference herein to the Swingline Lender shall be deemed to be a reference to each of the Swingline Lenders and/or the applicable Swingline Lenders, as the context may require.
(c)    Section 1.01 of the Credit Agreement is hereby amended by modifying the definition of “Availability Period” with the addition of the phrase “, but not including,” after the word “to” in the first line thereof.
(d)    Section 1.01 of the Credit Agreement is hereby amended by modifying the definition of “Indebtedness” with the addition of the parenthetical “(it being understood that obligations secured by Liens of the type described in Section 7.01(f) shall not constitute Indebtedness under this clause (e))” after the word “recourse” in clause (e) thereof.
(e)    Section 2.05 of the Credit Agreement is hereby amended by adding the following sentence to the end of the section:
“Repayments of Swingline Loans shall be applied to repay Swingline Loans in the chronological order in which such Swingline Loans were made (beginning with such longest outstanding Swingline Loans).”
(f)    Section 2.14(a) of the Credit Agreement is hereby replaced in its entirety with the following:
“Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans to the Borrower or a Designated Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $400,000,000 or (ii) the sum of the Outstanding Amounts in respect of all Tranche 1 Commitments exceeding the aggregate amount of the Tranche 1 Commitments; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Each Swingline Loan shall (unless otherwise agreed by the applicable Swingline Lender) be in an amount that is a whole multiple of $1,000,000 and not less than $10,000,000. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower or a Designated Borrower may borrow, prepay and reborrow Swingline Loans. Swingline Loans shall be denominated in U.S. Dollars.”
(g)    Section 2.14(b) of the Credit Agreement is hereby replaced in its entirety with the following:
“To request a Swingline Loan, the Borrower or a Designated Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), or pursuant to other procedures agreed to by the Administrative Agent, not later than 3:00 p.m., New York City time (or such other time as may be acceptable to the Administrative Agent and the applicable Swingline Lender), on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan and the applicable

Swingline Lender; provided that no Swingline Lender shall be required to make a Swingline Loan in an amount to exceed at any time outstanding the amount of such Swingline Lender’s Swingline Commitment. The Administrative Agent will promptly advise (and in no event later than 4:00 p.m. New York City time) the applicable Swingline Lender of any such notice received from the Borrower or a Designated Borrower. The applicable Swingline Lender shall make Swingline Loans available to the Borrower or a Designated Borrower by means of a credit to an account designated by the Borrower or such Designated Borrower, as applicable, for such purpose and reasonably acceptable to the Administrative Agent (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.15(e), by remittance to the applicable Issuing Bank) by 5:00 p.m., New York City time, on the requested date of such Swingline Loan.”
(h)    The last paragraph of Section 4.02 of the Credit Agreement is hereby replaced in its entirety with the following:
“Each Committed Loan Notice in respect of a Borrowing submitted by the Borrower, each issuance, amendment, renewal or extension of a Letter of Credit and each Borrowing of a Swingline Loan shall be deemed to be a representation and warranty that the conditions specified in Section 4.02 have been satisfied on and as of the date of the applicable Borrowing or issuance, amendment, renewal or extension of such Letter of Credit.”
Section 2    Representations and Warranties, No Default. The Borrower and each Designated Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof and as of the date of effectiveness of this Amendment:
(a)    The execution and delivery of this Amendment by the Borrower and each Designated Borrower has been duly authorized.
(b)    The representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document that are qualified by materiality shall be true and correct with the same effect as if made on the date hereof and the date of effectiveness of this Amendment, and the representations and warranties that are not qualified by materiality shall be true and correct in all material respects on and as of the date with the same effect as if made on the date hereof and the date of effectiveness of this Amendment, except to the extent that such representations and warranties (whether qualified by materiality or not qualified by materiality) specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
(c)    At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 3    Conditions to Effectiveness of Amendment. This Amendment will become effective upon receipt by the Administrative Agent of executed signature pages to this

Amendment from the Required Lenders, each Swingline Lender and the Borrower and each Designated Borrower that is party to the Credit Agreement.
Section 4    Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 5    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 6    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7    Submission to Jurisdiction; Waiver of Jury Trial. Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
Section 8    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or any other Credit Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. The Borrower and each Designated Borrower reaffirms its obligations under the Loan Documents to which it is party. From and after the effective date of this Amendment, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EBAY INC., as the Borrower

By:	/s/ Anthony Glasby
Name: Anthony Glasby
Title: VP, Treasurer

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ Goh Siew Tan
Name: Goh Siew Tan
Title: Vice President

[Signature Page to Amendment No. 1]

CITIBANK, N.A., as a Lender

By:	/s/ Sean Klimchalk
Name: Sean Klimchalk
Title: Vice President

[Signature Page to Amendment No. 1]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Issuing Bank, Swingline Lender and a Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

[Signature Page to Amendment No. 1]

Bank of America, N.A.,
as a Lender,

By:	/s/ Christopher T. Ray
Name: Christopher T. Ray
Title: Director

[Signature Page to Amendment No. 1]

Barclays Bank PLC,
as a Lender,

By:	/s/ Gregory Fishbein
Name: Gregory Fishbein
Title: Assistant Vice President

[Signature Page to Amendment No. 1]

BNP PARIBAS
as a Lender,

By:	/s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

By:	/s/ Liz Cheng
Name: Liz Cheng
Title: Vice President

[Signature Page to Amendment No. 1]

THE BANK OF NEW YORK MELLON,
as a Lender,

By:	/s/ Robert Besser
Name: Robert Besser
Title: Managing Director

[Signature Page to Amendment No. 1]

BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender,

By:	/s/ Jason Fu
Name: Jason Fu
Title: Vice President

By:	/s/ Haiyong Yang
Name: Haiyong Yang
Title: Vice President & Branch Manager

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender,

By:	/s/ Christopher Day
Name: Christopher Day
Title: Vice President

By:	/s/ Philipp Horat
Name: Philipp Horat
Title: Assistant Vice President

[Signature Page to Amendment No. 1]

DBS Bank Ltd., Los Angeles Agency,
as a Lender,

By:	/s/ Aik Lim Kok
Name: Aik Lim Kok
Title: Assistant General Manager

[Signature Page to Amendment No. 1]

Goldman Sachs Bank USA,
as a Lender,

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized signatory

[Signature Page to Amendment No. 1]

HSBC Bank USA, National Association,
as a Lender,

By:	/s/ David Wagstaff
Name: David Wagstaff
Title: Managing Director

[Signature Page to Amendment No. 1]

Morgan Stanley Bank N.A.,
as a Lender,

By:	/s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

ROYAL BANK OF CANADA,
as a Lender,

By:	/s/ Mark Gronich
Name: Mark Gronich
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

The Royal Bank of Scotland plc
as a Lender,

By:	/s/ Patricia Boussaroque
Name: Patricia Boussaroque
Title: Vice President

[Signature Page to Amendment No. 1]

STANDARD CHARTERED BANK,
as a Lender,

By:	/s/ Johanna Minaya
Name: Johanna Minaya
Title: Associate Director

By:	/s/ Robert K. Reddington
Name: Robert K. Reddington
Title: Credit Documentation Manager
Credit Documentation Unit WB Legal-Americas

[Signature Page to Amendment No. 1]

UBS LOAN FINANCIE LLC,
as a Lender,

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

[Signature Page to Amendment No. 1]

UNION BANK, N.A.,
as a Lender,

By:	/s/ Michael J. McCutchin
Name: Michael J. McCutchin
Title: Vice President

[Signature Page to Amendment No. 1]

Wells Fargo Bank, National Association,
as a Lender,

By:	/s/ Gregory Strauss
Name: Gregory Strauss
Title: Director

[Signature Page to Amendment No. 1]

WESTPAC BANKING CORPORATION,
as a Lender,

By:	/s/ David Brumby
Name: David Brumby
Title: Executive Director
Westpac Americas

[Signature Page to Amendment No. 1]